UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2012

COMM 2012-CCRE1 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
(Exact names of sponsors as specified in their charters)

Delaware	333-172143-04	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about May 30, 2012, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2012-CCRE1 (the “Certificates”), is expected to be issued by COMM 2012-CCRE1 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2012 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class D, Class E, Class F, Class G, Class H, Class V, Class LR and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about May 30, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 76 commercial and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated May 18, 2012, between the Registrant and GACC, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated May 18, 2012, between the Registrant and CCRE.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and CastleOak Securities, L.P. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated May 18, 2012, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and CastleOak Securities, L.P., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co. pursuant to a Certificate Purchase Agreement, dated May 18, 2012, between the Registrant, GACC and Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 18, 2012, supplementing the Prospectus dated May 10, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

	1.1	Underwriting Agreement, dated May 18, 2012, between Deutsche Bank Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and CastleOak Securities, L.P.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2012, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator paying agent and custodian.

	99.1	Mortgage Loan Purchase Agreement, dated May 18, 2012, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

	99.2	Mortgage Loan Purchase Agreement, dated May 18, 2012, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine M. Kaplan
Name: Helaine M. Kaplan
Title: Managing Director

	By:	/s/ Natalie D Grainger
Name: Natalie D. Grainger
Title: Vice President

Date: May 25, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 18, 2012, between Deutsche Mortgage & Asset Receiving Corporation, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and CastleOak Securities, L.P.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2012, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

99.1	Mortgage Loan Purchase Agreement, dated May 18, 2012, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated May 18, 2012, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.